SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                (AMENDMENT NO. 1)


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)  JULY 7, 1998


                         COSTA RICA INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


       0-18222                                        87-0432572
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(Commission File Number)                     (IRS Employer Identification No.)


                            95 MERRICK WAY, SUITE 507
                              CORAL GABLES, FLORIDA                      33134
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                    (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code      (305) 476-1757


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          (Former name or former address, if changed since last report)

                                Page 1 of 4 Pages

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As of July 7, 1998, Costa Rica International, Inc. (the "Company") dismissed KPMG Peat Marwick LLP as its principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and during the period from October 1, 1997 through July 7, 1998, the Company and its former accountant had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to such subject in connection with its reports. During the past two fiscal years, the reports of the Company's former accountant contained no adverse opinions or disclaimers of opinion, nor were any reports qualified or modified as to uncertainty, audit scope or accounting principles, nor were there any other disagreements or reportable events with the Company's former accountant as described in Items 304(a)(1)(iv) or (v) of Regulation S-K under the Securities Act of 1933, as amended. The decision to change accountants was approved by the Board of Directors of the Company on July 7, 1998.

         The Company engaged Arthur Andersen LLP as of July 7, 1998 by resolution of the Board of Directors as its principal accountant to audit the Company's financial statements. The Company's shareholders will have the opportunity to approve the selection of Arthur Andersen LLP at their next annual meeting for the fiscal year ended September 30, 1998.

         In accordance with Item 304(a)(3) of Regulation S-K, the Company has furnished KPMG Peat Marwick with a copy of this report on Form 8-K and has requested KPMG Peat Marwick to furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG Peat Marwick agrees with the statements made by the Company herein, and, if not, stating the respects in which it does not agree. See the attached reply letters from KPMG Peat Marwick as exhibits to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         None.

(b)      PRO FORMA FINANCIAL INFORMATION

         None.

(c)      EXHIBITS

         16.1 Letter, dated July 21, 1998, from KPMG Peat Marwick to the Company confirming termination of client-accountant relationship.

         16.2 Letter, dated July 30, 1998, from KPMG Peat Marwick to the Commission stating its agreement with the statements made in the Company's Form 8-K filed July 14, 1998.

                                Page 2 of 4 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     COSTA RICA INTERNATIONAL, INC.



Dated:  July  31, 1998               By: /S/ CALIXTO CHAVES
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                                         Calixto Chaves
                                         President and Chief Executive Officer

                                Page 3 of 4 Pages

                                 EXHIBIT INDEX

EXHIBIT          DESCRIPTION
-------          -----------

16.1 Letter, dated July 21, 1998, from KPMG Peat Marwick to the Company confirming termination of client-accountant relationship.

16.2 Letter, dated July 30, 1998, from KPMG Peat Marwick to the Commission stating its agreement with the statements made in the Company's Form 8-K filed July 14, 1998.